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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22260

RMR REAL ESTATE INCOME FUND
(Exact name of registrant as specified in charter)
 TWO NEWTON PLACE
255 WASHINGTON STREET, SUITE 300
NEWTON, MASSACHUSETTS 02458
(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:
Fernando Diaz, President RMR Real Estate Income Fund Two Newton Place 255 Washington Street, Suite 300 Newton, Massachusetts 02458	Michael K. Hoffman, Esq. Skadden, Arps, Slate, Meagher & Flom LLP 4 Times Square New York, New York 10036-6522
Karen Jacoppo-Wood, Esq. State Street Bank and Trust Company 100 Summer Street, Floor 7 Boston, Massachusetts 02111
Registrant's telephone number, including area code: (617) 332-9530 Date of fiscal year end: December 31 Date of reporting period: June 30, 2016

Item 1.    Reports to Stockholders.

SEMI-ANNUAL REPORT
June 30, 2016

RMR Real Estate Income Fund

NOTICE CONCERNING INFORMATION CONTAINED IN THIS REPORT

  •
  THE FUND IS A CLOSED END INVESTMENT COMPANY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940 WHOSE COMMON SHARES ARE TRADED ON A NATIONAL SECURITIES EXCHANGE. INVESTORS MAY NOT PURCHASE SHARES DIRECTLY FROM THE FUND. PLEASE CONSIDER THE FUND'S INVESTMENT OBJECTIVES, STRATEGIES, RISKS AND EXPENSES BEFORE PURCHASING ANY SHARES OF THE FUND. AN INVESTMENT IN THE FUND'S SHARES IS SUBJECT TO MATERIAL RISKS.

  •
  PERFORMANCE DATA IS HISTORICAL AND REFLECTS HISTORICAL EXPENSES AND HISTORICAL CHANGES IN NET ASSET VALUE, AS WELL AS FLUCTUATIONS IN THE FINANCIAL MARKETS AND THE COMPOSITION OF THE FUND'S PORTFOLIO. PERFORMANCE DATA FOR RMR REAL ESTATE INCOME FUND PRIOR TO JANUARY 20, 2012 REFLECTS THE PERFORMANCE OF OLD RMR REAL ESTATE INCOME FUND, WHICH WAS MERGED INTO RMR ASIA PACIFIC REAL ESTATE FUND ON JANUARY 20, 2012. HISTORICAL RESULTS ARE NOT INDICATIVE OF FUTURE RESULTS. INDEX PERFORMANCE IS SHOWN FOR ILLUSTRATIVE PURPOSES ONLY. YOU CANNOT INVEST DIRECTLY IN THE INDEX.

  •
  FOR MORE INFORMATION ABOUT THE FUND PLEASE VISIT WWW.RMRFUNDS.COM, CALL OUR INVESTOR RELATIONS GROUP AT (866)-790-8165 OR REFER TO THE FUND'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, WHICH ARE AVAILABLE AT WWW.SEC.GOV. THE INTERNET ADDRESS FOR THE FUND IS INCLUDED SEVERAL TIMES IN THIS REPORT AS A TEXTUAL REFERENCE ONLY. THE INFORMATION ON THE WEBSITE IS NOT INCORPORATED BY REFERENCE INTO THIS REPORT.

 NOTICE CONCERNING LIMITED LIABILITY

THE AGREEMENT AND DECLARATION OF TRUST OF RMR REAL ESTATE INCOME FUND, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS AND SUPPLEMENTS THERETO, ARE DULY FILED AT THE PRINCIPAL OFFICE OF THE FUND, PROVIDES THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF THE FUND SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, THE FUND. ALL PERSONS DEALING WITH THE FUND IN ANY WAY SHALL LOOK ONLY TO THE ASSETS OF THE FUND FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

 NOTICE CONCERNING LIMITATION ON SHARE OWNERSHIP

SUBJECT TO CERTAIN EXCEPTIONS, THE AGREEMENT AND DECLARATION OF TRUST OF RMR REAL ESTATE INCOME FUND CONTAINS PROVISIONS WHICH LIMIT OWNERSHIP BY ANY SHAREHOLDER OR GROUP OF SHAREHOLDERS WHO ARE AFFILIATED OR ACTING TOGETHER TO 9.8% OF THE TOTAL SHARES, OR ANY CLASS OR SERIES OF SHARES, OUTSTANDING OF RMR REAL ESTATE INCOME FUND.

To our shareholders,

In the pages that follow, you will find data summarizing the Fund's financial results for the six months ended June 30, 2016 and financial position as of June 30, 2016. We encourage you to read the information contained in this report and to view our website at www.rmrfunds.com* where the most recent information and important announcements regarding the Fund are posted.

Relevant Market Conditions

Real Estate Industry Fundamentals.

The U.S. economic environment during the first six months of the year remained favorable with an average of about 170,000 new jobs created per month and the unemployment rate reduced to 4.9% as of the end of June. Recent data suggest continued tightening of the labor market as reflected by recent increases in wages, which along with lower energy costs, have contributed to an improvement in retail sales and consumer confidence. The global economy remains weak and the recent British vote to exit the European Union (Brexit) has added uncertainty regarding its global impact. Global monetary policy continues to be highly accommodative as reflected by record low global interest rates; Germany, France, Sweden, Denmark, Japan and Switzerland reached negative 10-year government bond yields at least once during the first six months this year. In the U.S. the yield on the 10-year treasury also moved lower closing the first half of the year at 1.47% compared to 2.27% at the beginning of the year.

U.S. real estate fundamentals remain positive in most property types and geographic regions as a result of strong employment growth and moderate new supply. In the multifamily sector, steady job creation, a decreasing homeownership rate and increased household formation have continued to benefit apartment landlords. Higher demand for apartment units has translated into lower vacancy rates and growth in rents. Demand for office space remains robust especially for landlords with properties located in coastal central business districts such as New York City, Boston and San Francisco. Suburban office landlords, in an effort to lure tenants to rent space at their locations, continue to offer rent concessions and tenant improvement allowances. Management teams at some suburban office REITs have taken advantage of increased demand for suburban office properties by domestic and foreign buyers to sell weaker and older assets and improve overall portfolio quality.

On September 1, 2016, equity REITs and other Real Estate Management and Development companies listed on a stock exchange will receive their own sector in the Global Industry Classification Standard (GICS). Real estate will become the 11th GICS sector. As of June 30, 2016, 28 companies (27 REITs and 1 real estate services company) with a total market capitalization of $612 billion are included in the S&P 500 index. With this change Real Estate will become the 9th largest S&P 500 sector. Mortgage REITs will remain within the Financials sector of the GICS as a sub-industry.

Real estate companies continued to take advantage of the availability and relatively low cost of capital during the first half of 2016 with approximately $34 billion of capital raised (according to SNL Financial). During the first six months of the year, REITs raised $11 billion in common equity capital, $21 billion in debt capital and approximately $2 billion in preferred equity capital. The specialty REIT sector was the most active property type of REITs, raising approximately $14 billion of capital during the first six months of 2016, followed by retail REITs with close to $5 billion raised.

*
The Internet address for the Fund is included several times in this report as a textual reference only. The information on the website is not incorporated by reference into this report.

Real Estate Securities Technicals.

During the first six months of the year, the market for REIT shares, as measured by the MSCI U.S. REIT Total Return Index, or the RMS Index (an unmanaged index of REIT common stocks), was up 13.6% on a total return basis (i.e., share price changes and dividends combined), compared to the S&P 500 Index's total return of 3.8%.

The REIT market's strong performance during the first half of the year was characterized by high volatility. During the first few weeks of the year, REITs, along with the broader equity markets, were down as much as 10% as the outlook on the global economy, and China in particular, turned negative, credit spreads widened, oil prices were down as much as 30% and government bonds and gold benefitted from investor rotation into more defensive sectors. After hitting a bottom in mid-February, REITs along with the broader equity markets, posted a strong recovery as global financial conditions seemed to have improved. The Fed's announcement in March that it was lowering its forecast of future interest rate hikes during 2016 from four to two as a result of global financial market turmoil also contributed to U.S. markets moving higher.

The best performing REIT sectors during the first six months of 2016 (according to the National Association of Real Estate Investment Trusts) were the data center and triple net sectors, with total returns of 37.8% and 34.5%, respectively. The worst performing sectors during the first six months of 2015 were the apartment and hotel sectors, with total returns of 2.4% and 3.1%, respectively.

Fund Strategies, Techniques and Performance

Our primary investment objective is to earn and pay a high level of current income to our common shareholders by investing in real estate companies, including REITs. Our secondary investment objective is capital appreciation. There can be no assurances that we will meet our investment objectives.

During the six months ended June 30, 2016, our total return on net asset value, or NAV (including NAV changes and assuming a hypothetical reinvestment of distributions at NAV), was 16.6% and our distribution rate on NAV at June 30, 2016, based on our annualized second quarter 2016 distribution rate, was 4.9%. During that same period, the total return for RMS Index was 13.6%.

Also, during the six months ended June 30, 2016, our total return on the market price of our common shares (including hypothetical reinvestment of distributions at market price), was 14.8% and the distribution rate on the market price of our common shares at June 30, 2016, based on our annualized second quarter 2016 distribution rate, was 6.2%.

The Fund's outperformance versus the RMS Index during the first six months of 2016 was primarily due to the Fund maintaining an overweight position in higher yielding REIT common securities in the Fund's portfolio compared to the RMS Index.

Thank you for your continued support.

Sincerely,

Fernando Diaz
President and Senior Portfolio Manager
August 18, 2016

RMR Real Estate Income Fund

Portfolio holdings by sub-sector as a percentage of investments
(as of June 30, 2016)* (unaudited)

REITs
Health Care	13%
Apartments	12%
Office	12%
Lodging/Resorts	11%
Others, less than 10% each	49%

Total REITs	97%
Other, including short term investments	3%

Total investments	100%

Portfolio holdings by type of security (as of June 30, 2016)* (unaudited)

Common Securities	73%
Preferred Securities	26%
Other, including short term investments	1%

Total investments	100%

*
These percentages represent the Fund's portfolio holdings by sub-sector or type of security as a percentage of total portfolio holdings based on fair value as of the date indicated and do not match the percentages included in the Portfolio of Investments schedule which represents the Fund's portfolio holdings by sub-sector or type of security as a percentage of the Fund's net assets.

RMR Real Estate Income Fund

Portfolio of Investments – June 30, 2016 (unaudited)

Company	Shares	Value

COMMON STOCKS – 100.5% REAL ESTATE INVESTMENT TRUSTS – 97.9%
APARTMENTS – 13.9%
American Campus Communities, Inc. (a)	26,900	$1,422,203
Apartment Investment & Management Co. (a)(b)	38,745	1,710,979
AvalonBay Communities, Inc. (a)	28,875	5,208,761
Bluerock Residential Growth REIT, Inc. (a)	270,000	3,510,000
Camden Property Trust	5,000	442,100
Equity Residential (a)	84,000	5,785,920
Essex Property Trust, Inc. (a)	12,500	2,851,125
Independence Realty Trust, Inc. (a)	390,709	3,196,000
Mid-America Apartment Communities, Inc. (a)	18,000	1,915,200
Post Properties, Inc. (a)	14,600	891,330
UDR, Inc. (a)	39,000	1,439,880

		28,373,498

DATA CENTERS – 3.6%
CyrusOne, Inc.	15,000	834,900
Digital Realty Trust, Inc. (a)(b)	45,000	4,904,550
DuPont Fabros Technology, Inc. (a)	20,500	974,570
QTS Realty Trust, Inc.	10,000	559,800

		7,273,820

DIVERSIFIED – 7.3%
Armada Hoffler Properties, Inc. (a)	70,000	961,800
Gladstone Commercial Corp.	22,742	384,112
Investors Real Estate Trust	62,810	406,381
Lexington Realty Trust (a)	339,058	3,427,877
NorthStar Realty Finance Corp.	50,000	571,500
One Liberty Properties, Inc.	20,071	478,693
VEREIT, Inc. (a)	218,716	2,217,780
Vornado Realty Trust (a)(b)	47,835	4,789,240
Washington Real Estate Investment Trust	12,000	377,520
Whitestone REIT	88,502	1,334,610

		14,949,513

FREE STANDING – 5.3%
Agree Realty Corp.	15,000	723,600
National Retail Properties, Inc. (a)(b)	118,900	6,149,508
Realty Income Corp. (a)	51,900	3,599,784
STORE Capital Corp.	10,000	294,500

		10,767,392

HEALTH CARE – 17.2%
Global Medical REIT, Inc.	60,000	$606,600
HCP, Inc. (a)(b)	126,530	4,476,632
Healthcare Realty Trust, Inc. (a)	50,897	1,780,886
Healthcare Trust of America, Inc.	10,000	323,400
LTC Properties, Inc. (a)	58,897	3,046,742
Medical Properties Trust, Inc. (a)(b)	370,320	5,632,567
National Health Investors, Inc. (a)	58,958	4,427,156
Omega Healthcare Investors, Inc. (a)	23,898	811,337
Physicians Realty Trust	149,791	3,147,109
Sabra Health Care REIT, Inc. (a)(b)	102,254	2,110,011
Ventas, Inc. (a)(b)	90,000	6,553,800
Welltower, Inc. (a)(b)	29,200	2,224,164

		35,140,404

INDUSTRIAL – 6.6%
DCT Industrial Trust, Inc.	23,862	1,146,330
Duke Realty Corp. (a)(b)	46,100	1,229,026
EastGroup Properties, Inc. (a)	5,179	356,937
Liberty Property Trust (a)	64,737	2,571,354
Monmouth Real Estate Investment Corp.	114,962	1,524,396
Prologis, Inc. (a)(b)	49,088	2,407,276
Rexford Industrial Realty, Inc.	21,000	442,890
STAG Industrial, Inc. (a)	164,693	3,921,340

		13,599,549

LODGING/RESORTS – 4.8%
Ashford Hospitality Prime, Inc. (a)	15,297	216,300
Ashford Hospitality Trust, Inc. (a)	105,000	563,850
Chatham Lodging Trust (a)	46,000	1,011,080
Chesapeake Lodging Trust (a)	70,900	1,648,425
Condor Hospitality Trust, Inc. (c)	21,160	32,586
DiamondRock Hospitality Co. (a)	55,603	502,095
FelCor Lodging Trust, Inc.	35,000	218,050
Hersha Hospitality Trust	97,645	1,674,612
Host Hotels & Resorts, Inc. (a)	24,000	389,040
LaSalle Hotel Properties (a)	10,000	235,800
Pebblebrook Hotel Trust (a)	43,100	1,131,375
RLJ Lodging Trust (a)	41,900	898,755
Summit Hotel Properties, Inc. (a)	98,203	1,300,208

		9,822,176

See notes to financial statements and notes to portfolio of investments.

RMR Real Estate Income Fund

Portfolio of Investments – continued (unaudited)

Company	Shares	Value

COMMON STOCKS – CONTINUED REAL ESTATE INVESTMENT TRUSTS – CONTINUED
MANUFACTURED HOMES – 3.8%
Sun Communities, Inc. (a)	77,856	$5,966,884
UMH Properties, Inc.	160,979	1,811,014

		7,777,898

MORTGAGE – 0.5%
Annaly Capital Management, Inc. (a)	45,000	498,150
RAIT Financial Trust	178,419	558,451

		1,056,601

OFFICE – 13.1%
Alexandria Real Estate Equities, Inc. (a)	34,100	3,530,032
Boston Properties, Inc. (a)	24,100	3,178,790
Brandywine Realty Trust (a)	165,300	2,777,040
City Office REIT, Inc.	149,900	1,945,702
Corporate Office Properties Trust (a)	68,500	2,025,545
Douglas Emmett, Inc. (a)	39,322	1,396,717
First Potomac Realty Trust (a)	98,364	904,949
Franklin Street Properties Corp.	65,000	797,550
Gramercy Property Trust (a)	185,044	1,706,106
Highwoods Properties, Inc. (a)(b)	50,000	2,640,000
Kilroy Realty Corp. (a)	28,600	1,895,894
Mack-Cali Realty Corp. (a)	58,030	1,566,810
SL Green Realty Corp. (a)	22,900	2,438,163

		26,803,298

REGIONAL MALLS – 8.6%
CBL & Associates Properties, Inc. (a)	84,000	782,040
General Growth Properties, Inc.	30,000	894,600
Pennsylvania Real Estate Investment Trust (a)(b)	127,628	2,737,621
Simon Property Group, Inc. (a)(b)	40,927	8,877,066
The Macerich Co. (a)(b)	28,470	2,431,053
WP Glimcher, Inc. (a)	159,148	1,780,866

		17,503,246

SHOPPING CENTERS – 5.2%
Acadia Realty Trust	15,000	532,800
Cedar Realty Trust, Inc. (a)	103,627	769,949
DDR Corp. (a)(b)	62,000	1,124,680
Kimco Realty Corp. (a)	110,000	3,451,800
Kite Realty Group Trust (a)	40,125	1,124,704
Regency Centers Corp.	6,000	502,380
Urstadt Biddle Properties, Inc.	3,831	$94,932
Weingarten Realty Investors (a)(b)	76,500	3,122,730

		10,723,975

SPECIALTY – 4.2%
EPR Properties (a)	97,950	7,902,606
Farmland Partners, Inc.	59,344	671,774

		8,574,380

STORAGE – 3.8%
CubeSmart (a)	15,000	463,200
Extra Space Storage, Inc.	12,000	1,110,480
Public Storage (a)(b)	17,700	4,523,943
Sovran Self Storage, Inc. (a)(b)	15,000	1,573,800

		7,671,423

Total Real Estate Investment Trusts (Cost $145,027,824)		200,037,173

OTHER – 2.6%
Carador PLC (d)	5,496,600	3,436,551
CBRE Group, Inc. (c)	10,000	264,800
Hilton Worldwide Holdings, Inc.	20,000	450,600
Lennar Corp.	10,000	461,000
Peak Resorts, Inc.	1,346	6,138
Starwood Hotels & Resorts Worldwide, Inc.	10,000	739,500

Total Other (Cost $9,472,827)		5,358,589

Total Common Stocks (Cost $154,500,651)		205,395,762

PREFERRED STOCKS – 34.8% REAL ESTATE INVESTMENT TRUSTS – 34.8%
APARTMENTS – 2.5%
Apartment Investment & Management Co., Series Z (a)	15,000	375,975
Bluerock Residential Growth REIT, Inc., Series A	180,000	4,780,800

		5,156,775

DATA CENTERS – 1.9%
Coresite Realty Corp., Series A	30,000	793,500
Digital Realty Trust, Inc., Series F (a)	25,000	661,750
Digital Realty Trust, Inc., Series G	30,000	774,600
DuPont Fabros Technology, Inc., Series B (a)	30,312	768,409
DuPont Fabros Technology, Inc., Series C	35,000	955,500

		3,953,759

See notes to financial statements and notes to portfolio of investments.

RMR Real Estate Income Fund

Portfolio of Investments – continued (unaudited)

Company	Shares	Value

PREFERRED STOCKS – CONTINUED REAL ESTATE INVESTMENT TRUSTS – CONTINUED
DIVERSIFIED – 2.3%
Gladstone Commercial Corp., Series D	42,000	$1,068,900
Investors Real Estate Trust, Series B	70,000	1,834,000
NorthStar Realty Finance Corp., Series B	22,000	544,280
NorthStar Realty Finance Corp., Series D	13,000	322,140
NorthStar Realty Finance Corp., Series E	36,999	925,345

		4,694,665

HEALTH CARE – 0.8%
Sabra Health Care REIT, Inc., Series A (a)(b)	60,600	1,586,508

INDUSTRIAL – 1.4%
STAG Industrial, Inc., Series B	37,700	973,037
STAG Industrial, Inc., Series C	55,000	1,424,500
Terreno Realty Corp., Series A	20,000	525,800

		2,923,337

LODGING/RESORTS – 9.6%
Ashford Hospitality Trust, Series A	95,482	2,449,113
Ashford Hospitality Trust, Series D	205,756	5,162,418
Ashford Hospitality Trust, Series E (a)	65,000	1,670,500
Chesapeake Lodging Trust, Series A	65,000	1,714,050
FelCor Lodging Trust, Inc., Series A (e)	73,500	1,851,465
Hersha Hospitality Trust, Series C (a)	46,000	1,196,000
Hersha Hospitality Trust, Series D	70,000	1,770,300
Pebblebrook Hotel Trust, Series B (a)	23,500	595,490
Pebblebrook Hotel Trust, Series C (a)	78,684	2,030,834
Summit Hotel Properties, Inc., Series A (a)	10,000	260,000
Summit Hotel Properties, Inc., Series B (a)	3,300	87,565
Summit Hotel Properties, Inc., Series C (a)	32,582	851,531

		19,639,266

MANUFACTURED HOMES – 1.9%
Sun Communities, Inc., Series A (a)	40,000	$1,052,000
UMH Properties, Inc., Series A (a)	37,500	978,375
UMH Properties, Inc., Series B	66,650	1,780,888

		3,811,263

MORTGAGE – 3.3%
Arbor Realty Trust, Inc., Series B	25,881	626,061
ARMOUR Residential REIT, Inc., Series B	30,000	682,500
iStar, Inc., Series D	11,810	275,645
iStar, Inc., Series G	21,241	475,798
MFA Financial, Inc., Series B	17,171	428,760
New York Mortgage Trust, Inc., Series B	33,450	769,350
RAIT Financial Trust, Series A	136,497	2,661,692
RAIT Financial Trust, Series B	35,122	702,089

		6,621,895

OFFICE – 3.1%
Brandywine Realty Trust, Series E (a)	23,000	594,550
Corporate Office Properties Trust, Series L	110,000	2,857,800
First Potomac Realty Trust, Series A	7,500	189,488
Kilroy Realty Corp., Series G (a)(b)	65,000	1,728,350
SL Green Realty Corp., Series I (a)	40,000	1,046,400

		6,416,588

REGIONAL MALLS – 2.6%
CBL & Associates Properties, Inc., Series D (a)(b)	60,761	1,514,772
CBL & Associates Properties, Inc., Series E	15,000	370,350
Pennsylvania Real Estate Investment Trust, Series A	20,000	527,600
Pennsylvania Real Estate Investment Trust, Series B (a)	40,000	1,048,000
WP Glimcher, Inc., Series H	45,000	1,153,800
WP Glimcher, Inc., Series I	30,000	777,600

		5,392,122

See notes to financial statements and notes to portfolio of investments.

RMR Real Estate Income Fund

Portfolio of Investments – continued (unaudited)

Company	Shares	Value

PREFERRED STOCKS – CONTINUED REAL ESTATE INVESTMENT TRUSTS – CONTINUED
SHOPPING CENTERS – 4.6%
Cedar Realty Trust, Inc., Series B	133,029	$3,462,080
DDR Corp., Series J (a)	45,586	1,187,971
DDR Corp., Series K (a)	86,000	2,299,640
Retail Properties of America, Inc., Series A	70,000	1,834,700
Urstadt Biddle Properties, Inc., Series F (a)	20,000	533,200

		9,317,591

SPECIALTY – 0.8%
EPR Properties, Series E (a)(e)	16,400	613,688
EPR Properties, Series F (a)	40,000	1,056,400

		1,670,088

Total Real Estate Investment Trusts (Cost $65,923,150)		71,183,857

Total Preferred Stocks (Cost $65,923,150)		71,183,857

INVESTMENT COMPANIES – 1.1%
BlackRock Credit Allocation Income Trust	19,451	253,252
Cohen & Steers Quality Income Realty Fund, Inc. (a)	100,297	1,376,075
Eaton Vance Enhanced Equity Income Fund II	35,188	452,166
Nuveen Real Estate Income Fund (a)	16,661	199,932

Total Investment Companies (Cost $2,086,248)		2,281,425

SHORT-TERM INVESTMENTS – 0.7%
MONEY MARKET FUNDS – 0.7%
Dreyfus Cash Management Fund, Institutional Shares, 0.30% (f) (Cost $1,505,043)	1,505,043	1,505,043

Total Investments – 137.1% (Cost $224,015,092)		280,366,087

Other assets less liabilities – 0.4%		$763,510
Revolving credit facility – (29.3)%		(60,000,000)
Preferred Shares, at liquidation preference – (8.2)%		(16,675,000)

Net Assets applicable to common shareholders – 100.0%		$204,454,597

Notes to Portfolio of Investments

(a)
As of June 30, 2016, the Fund has pledged portfolio securities with a market value of $144,030,483 as collateral in connection with its revolving credit facility with BNP Paribas Brokerage, Inc. ("BNPP"). Those pledged securities comprised all or a portion of the shares noted by this footnote (a). See Note F to the financial statements.

(b)
As of June 30, 2016, pledged portfolio securities of the Fund with a market value of $57,605,386 (see Note (a)) have been rehypothecated by BNPP as permitted by the Fund's revolving credit facility. Those rehypothecated securities comprised all or a portion of the securities noted by this footnote (b). See Note F to the financial statements.

(c)
Non-dividend paying security.

(d)
The security was fair valued on June 30, 2016.

(e)
Convertible into common stock.

(f)
Rate reflects 7 day yield as of June 30, 2016.

See notes to financial statements.

RMR Real Estate Income Fund
Financial Statements

Statement of Assets and Liabilities

June 30, 2016 (unaudited)

Assets
Investments in securities, at value (cost of $224,015,092)	$280,366,087
Cash	27,309
Dividends and interest receivable	1,590,899
Receivable for securities sold	33,281
Prepaid expenses	1,242

Total assets	282,018,818

Liabilities
Revolving credit facility	60,000,000
Payable for securities purchased	600,000
Advisory fee payable	189,725
Distributions payable on preferred shares	7,405
Interest payable	5,334
Accrued expenses and other liabilities	86,757

Total liabilities	60,889,221

Auction preferred shares, Series M, Series T, Series W, Series Th and Series F; $0.001 par value per share; 667 shares issued and outstanding at $25,000 per share liquidation preference	16,675,000

Net assets attributable to common shares	$204,454,597

Composition of net assets attributable to common shares
Common shares, $0.001 par value per share; unlimited number of shares authorized	$7,652
Additional paid-in capital	176,579,508
Undistributed net investment income	750,715
Accumulated net realized loss on investments	(29,234,273)
Net unrealized appreciation on investments	56,350,995

Net assets attributable to common shares	$204,454,597

Common shares outstanding	7,651,507

Net asset value per share attributable to common shares	$26.72

See notes to financial statements.

RMR Real Estate Income Fund
Financial Statements – continued

Statement of Operations

For the Six Months Ended June 30, 2016 (unaudited)

Investment Income
Dividends and other income	$8,072,047

Expenses
Advisory	1,092,530
Legal	164,979
Compliance and internal audit	66,552
Investor support services	64,266
Custodian	44,754
Administrative	37,803
Preferred share remarketing and auction fees	35,998
Shareholder reporting	32,323
Audit	30,867
Trustees' fees and expenses	19,891
Other	65,228

Total expenses before interest expense	1,655,191
Interest expense	451,145

Total expenses after interest expense	2,106,336

Net investment income	5,965,711

Realized and unrealized gain (loss) on investments
Net realized gain on investments	716,640
Net change in unrealized appreciation on investments	22,925,420

Net realized and unrealized gain on investments	23,642,060

Net increase in net assets before preferred distributions resulting from operations	29,607,771
Distributions to preferred shareholders from net investment income	(158,653)

Net increase in net assets attributable to common shares resulting from operations	$29,449,118

See notes to financial statements.

RMR Real Estate Income Fund
Financial Statements – continued

Statements of Changes in Net Assets

	Six Months Ended June 30, 2016 (unaudited)	Year Ended December 31, 2015

Increase (decrease) in net assets resulting from operations
Net investment income	$5,965,711	$6,144,830
Net realized gain on investments	716,640	10,136,828
Net change in unrealized appreciation/(depreciation) on investments	22,925,420	(18,453,300)
Distributions to preferred shareholders from net investment income	(158,653)	(296,156)

Net increase (decrease) in net assets attributable to common shares resulting from operations	29,449,118	(2,467,798)

Distributions to common shareholders from net investment income	(5,049,995)	(10,099,988)

Total increase (decrease) in net assets attributable to common shares	24,399,123	(12,567,786)

Net assets attributable to common shares
Beginning of period	180,055,474	192,623,260

End of period (including undistributed/(distributions in excess of) net investment income of $750,715 and $(6,348), respectively)	$204,454,597	$180,055,474

Common shares issued and repurchased
Shares outstanding, beginning of period	7,651,507	7,651,507

Shares outstanding, end of period	7,651,507	7,651,507

See notes to financial statements.

RMR Real Estate Income Fund
Financial Statements – continued

Statement of Cash Flows

Six Months Ended June 30, 2016 (unaudited)

Cash flows from operating activities
Net increase in net assets before preferred distributions resulting from operations	$29,607,771
Adjustments to reconcile net increase in net assets before preferred distributions resulting from operations to cash provided by operating activities:
Purchases of long term investments	(14,703,278)
Proceeds from sales of long term investments	12,811,612
Net (purchases) and sales of short term investments	530,704
Changes in assets and liabilities:
Decrease in dividends and interest receivable	137,188
Increase in receivable for securities sold	(33,281)
Decrease in prepaid expenses	1,242
Increase in interest payable	749
Increase in payable for securities purchased	600,000
Increase in advisory fee payable	6,169
Decrease in accrued expenses and other liabilities	(81,916)
Net change in unrealized appreciation on investments	(22,925,420)
Net realized gain on investments	(716,640)

Cash provided by operating activities	5,234,900

Cash flows from financing activities
Distributions paid to preferred shareholders	(157,596)
Distributions paid to common shareholders	(5,049,995)

Cash used in financing activities	(5,207,591)

Increase in cash	27,309
Cash at beginning of period	—

Cash at end of period	$27,309

Supplemental cash flow information:
Cash paid for interest on borrowings	$450,396

See notes to financial statements.

RMR Real Estate Income Fund
Financial Highlights

Selected Data For A Common Share Outstanding Throughout Each Period

			Year Ended
	Six Months Ended June 30, 2016 (unaudited)
			December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011

Per Common Share Operating Performance (a)(b)
Net asset value, beginning of period	$23.53		$25.17	$19.76	$20.87	$17.48	$17.23

Income from Investment Operations
Net investment income	0.78	(c)	0.80	0.88	0.78	0.83	0.53
Net realized and unrealized appreciation/(depreciation) on investments	3.09	(c)	(1.08)	5.88	(0.56)	3.70	0.55
Distributions to preferred shareholders (common stock equivalent basis) from net investment income	(0.02	)(c)	(0.04)	(0.03)	(0.02)	(0.02)	(0.02)

Net increase (decrease) in net asset value from operations	3.85		(0.32)	6.73	0.20	4.51	1.06
Less: Distributions to common shareholders from:
Net investment income	(0.66	)(c)	(1.32)	(1.30)	(0.77)	(0.88)	(0.63)
Return of capital	—	(c)	—	(0.02)	(0.54)	(0.24)	(0.18)

Net asset value, end of period	$26.72		$23.53	$25.17	$19.76	$20.87	$17.48

Market price, beginning of period	$19.28		$20.82	$16.91	$18.21	$13.47	$14.22

Market price, end of period	$21.41		$19.28	$20.82	$16.91	$18.21	$13.47

Total Return (d)
Total investment return based on:
Market price (e)	14.82%		(0.81)%	31.74%	(0.42)%	44.27%	0.13%
Net asset value (e)	16.61%		(1.21)%	34.84%	0.72%	26.04%	6.18%

Ratios/Supplemental Data:
Ratio to average net assets attributable to common shares of:
Net investment income, before total preferred share distributions	6.59	%(c)(f)	3.29%	3.86%	3.58%	4.15%	2.98%
Total preferred share distributions	0.18	%(f)	0.16%	0.14%	0.10%	0.11%	0.14%
Net investment income, net of preferred share distributions	6.41	%(c)(f)	3.13%	3.72%	3.48%	4.04%	2.84%
Expenses, including interest expense	2.33	%(f)	2.06%	2.12%	2.19%	1.95%	2.78%
Expenses, excluding interest expense	1.83	%(f)	1.69%	1.74%	1.79%	1.54%	2.36%
Portfolio turnover rate	4.96%		17.10%	14.90%	22.77%	48.72%	7.26%
Net assets attributable to common shares	$204,454,597		$180,055,474	$192,623,260	$151,164,057	$159,717,548	$86,993,938
Borrowings on revolving credit facility	$60,000,000		$60,000,000	$60,000,000	$60,000,000	$50,000,000	$10,000,000
Asset coverage ratio of borrowings (g)	469%		428%	449%	380%	453%	1,137%
Liquidation preference of outstanding preferred shares	$16,675,000		$16,675,000	$16,675,000	$16,675,000	$16,675,000	$16,675,000
Asset coverage ratio of preferred shares (h)	1,326%		1,180%	1,255%	1,007%	1,058%	622%
Asset coverage ratio of borrowings and preferred shares (i)	367%		335%	351%	297%	340%	426%
(a)
Based on average shares outstanding.
(b)
The Fund merged with Old RMR Real Estate Income Fund on January 20, 2012. Share and per share information have been adjusted to reflect the effects of the merger.
(c)
As discussed in Note A(8) to the financial statements, these amounts are subject to change if the issuers of the Fund's investments characterize a portion of 2016 distributions as capital gains or return of capital.
(d)
Total returns for the six months ended June 30, 2016, are actual year to date and not annualized.

RMR Real Estate Income Fund
Financial Highlights – continued

(e)
Total return based on per share market price assumes the purchase of common shares at the market price on the first day and sale of common shares at the market price on the last day of the period indicated; dividends and distributions, if any, are assumed to be reinvested at market prices on the ex-dividend date. The total return based on net asset value, or NAV, assumes the purchase of common shares at NAV on the first day and sale of common shares at NAV on the last day of the period indicated; distributions are assumed to be reinvested at NAV on the ex-dividend date. All assumed purchases, sales and reinvestments noted in the preceding sentences are assumed to have been executed as of the close of trading on the assumed date. Results represent past performance and do not guarantee future results.
(f)
Annualized.
(g)
Asset coverage ratio of borrowings equals net assets attributable to common shares plus the outstanding balance under our revolving credit facility plus the liquidation preference of our outstanding preferred shares divided by the outstanding balance under our revolving credit facility.
(h)
Asset coverage ratio of preferred shares equals net assets attributable to common shares plus the liquidation preference of our outstanding preferred shares divided by the liquidation preference of our preferred shares.
(i)
Asset coverage ratio of borrowings and liquidation preference of our preferred shares equals net assets attributable to common shares plus the outstanding balance under our revolving credit facility plus the liquidation preference of our outstanding preferred shares divided by the outstanding balance under our revolving credit facility plus the liquidation preference of our outstanding preferred shares.

See notes to financial statements.

RMR Real Estate Income Fund
Notes to Financial Statements

June 30, 2016 (unaudited)

Note A

1.     Organization

RMR Real Estate Income Fund, or the Fund, or RIF, was organized as a Delaware statutory trust on December 17, 2008, and is registered under the Investment Company Act of 1940, as amended, or the 1940 Act, as a non-diversified closed end management investment company. Although RIF is registered as a non-diversified fund, it has operated as a diversified fund since its merger with Old RMR Real Estate Income Fund on January 20, 2012. Therefore, the 1940 Act obliges the Fund to continue to operate as a diversified fund unless the Fund obtains shareholder approval to operate as a non-diversified fund. The Fund applies investment company accounting and reporting guidance.

2.     Interim Financial Statements

The accompanying June 30, 2016 financial statements have been prepared without audit. The Fund believes that disclosures made are adequate to make the information presented not misleading. In the opinion of the Fund's management, all adjustments, which include normal recurring adjustments considered necessary for a fair presentation, have been included. The Fund's operating results for this interim period are not necessarily indicative of the results that may be expected on an annual basis for this year or for any future years or any future interim periods.

3.     Use of Estimates

Preparation of these financial statements in conformity with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that may affect the amounts reported in the financial statements and related notes. The actual results could differ from these estimates.

4.     Portfolio Valuation

Investment securities of the Fund are valued as of the close of trading at the latest sales price whenever that price is readily available on that day; securities for which no sales were reported on that day, unless otherwise noted, are valued at the average of the closing bid and ask prices on that day. Securities traded primarily on the NASDAQ Stock Market, or NASDAQ, are normally valued by the Fund at the NASDAQ Official Closing Price, or NOCP, provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer to the most recently reported price as of 4:00:02 p.m., eastern time, that day. Some fixed income securities may be valued using values provided by a pricing service.

To the extent the Fund holds foreign securities in its portfolio, those are valued at the latest sales price reflected on the consolidated tape of the exchange that reflects the principal market for such securities whenever that price is readily available on that day; securities for which no sales were reported on that day, unless otherwise noted, are valued at the average of the closing bid and ask prices on that day. Some foreign markets close before the close of customary trading sessions on the New York Stock Exchange, or NYSE (usually 4:00 p.m. eastern time). Often, events occur after the principal foreign

RMR Real Estate Income Fund
Notes to Financial Statements – continued

June 30, 2016 (unaudited)

exchange on which foreign securities trade has closed, but before the NYSE closes, that the Fund determines could affect the value of the foreign securities the Fund owns or cause their earlier trading prices to be unreliable as a basis for determining value. If these events are expected to materially affect the Fund's net asset value, or NAV, the prices of such securities are adjusted to reflect their estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Fund's board of trustees.

Any of the Fund's securities which are not readily marketable, which are not traded or which have other characteristics of illiquidity are valued by the Fund at fair value as determined in good faith under procedures established by the Fund's board of trustees.

Numerous factors may be considered when determining fair value of a security, including cost at date of purchase, type of security, the nature and duration of restrictions on disposition of the security and whether the issuer of the security being fair valued has other securities of the same type outstanding. See Note A (5) for a further description of fair value measurements.

Short term debt securities with less than 60 days until maturity may be valued at amortized cost plus interest accrued or, if lower, the carrying value, in each case if such value approximates fair value.

5.     Fair Value Measurements

The Fund reports the value of its securities at their fair value. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. When valuing portfolio securities, the Fund uses observable market data when possible and otherwise uses other significant observable or unobservable inputs for fair value measurements. Inputs refer broadly to the assumptions the Fund believes that market participants would use in valuing the asset or liability, including assumptions about risk; for example, the risk inherent in using a particular valuation technique to measure fair value and the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in valuing the asset or liability developed based on market data obtained from independent sources. Unobservable inputs are inputs that reflect the Fund's own assumptions about the assumptions market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. The three tier hierarchy of inputs used to value securities reported in these financial statements is summarized below:

  •
  Level 1 – unadjusted quoted prices in active markets for identical investments.

  •
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.).

  •
  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The Fund uses broker quotes, issuer company financial information and other market indicators to value the securities whose prices are not readily available. The types of inputs used to value a security may

RMR Real Estate Income Fund
Notes to Financial Statements – continued

June 30, 2016 (unaudited)

change as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

When the S&P 500 Index (an unmanaged index published as Standard & Poor's Composite Index of 500 common stocks) fluctuates more than 0.75% from the previous day close, the Fund believes that the closing price of foreign securities on the principal foreign exchange on which they trade may no longer represent the fair value of those securities at the time the U.S. market closes, in which case, the Fund fair values those foreign securities. In such circumstances, the Fund reports holdings in foreign securities at their fair values as determined by an independent security pricing service. The service uses a multi-factor model that includes such information as the security's local closing price, relevant general and sector indices, currency fluctuations, depository receipts and futures, as applicable. The model generates an adjustment factor for each security that is applied to the local closing price to adjust it for post closing events, resulting in the security's reported fair value. The adjustment factor is applied to a security only if the minimum confidence interval is 75% or more. The types of inputs may change as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

The Fund recognizes interperiod transfers between the input levels as of the end of the period. On June 30, 2016, a foreign security with a fair value of $3,436,551 was transferred to Level 3 from Level 1 and, as described above, valued at fair value as determined by an independent pricing service due to a more than 0.75% fluctuation of the S&P 500 Index from the previous day close. As of June 30, 2016, there were no transfers between Level 1 and Level 2.

RMR Real Estate Income Fund
Notes to Financial Statements – continued

June 30, 2016 (unaudited)

The following is a summary of the inputs used on June 30, 2016, in valuing the Fund's investments:

Description	Level 1	Level 2	Level 3	Total

Common Stocks
Real Estate Investment Trusts
Apartments	$28,373,498	$—	$—	$28,373,498
Data Centers	7,273,820	—	—	7,273,820
Diversified	14,949,513	—	—	14,949,513
Free Standing	10,767,392	—	—	10,767,392
Health Care	35,140,404	—	—	35,140,404
Industrial	13,599,549	—	—	13,599,549
Lodging/Resorts	9,822,176	—	—	9,822,176
Manufactured Homes	7,777,898	—	—	7,777,898
Mortgage	1,056,601	—	—	1,056,601
Office	26,803,298	—	—	26,803,298
Regional Malls	17,503,246	—	—	17,503,246
Shopping Centers	10,723,975	—	—	10,723,975
Specialty	8,574,380	—	—	8,574,380
Storage	7,671,423	—	—	7,671,423

Total Real Estate Investment Trusts	200,037,173	—	—	200,037,173

Other	1,922,038	—	3,436,551	5,358,589

Total Common Stocks	201,959,211	—	3,436,551	205,395,762

Preferred Stocks
Real Estate Investment Trusts
Apartments	5,156,775	—	—	5,156,775
Data Centers	3,953,759	—	—	3,953,759
Diversified	4,694,665	—	—	4,694,665
Health Care	1,586,508	—	—	1,586,508
Industrial	2,923,337	—	—	2,923,337
Lodging/Resorts	19,639,266	—	—	19,639,266
Manufactured Homes	3,811,263	—	—	3,811,263
Mortgage	6,621,895	—	—	6,621,895
Office	6,416,588	—	—	6,416,588
Regional Malls	5,392,122	—	—	5,392,122
Shopping Centers	9,317,591	—	—	9,317,591
Specialty	1,670,088	—	—	1,670,088

Total Real Estate Investment Trusts	71,183,857	—	—	71,183,857

Total Preferred Stocks	71,183,857	—	—	71,183,857

Investment Companies	2,281,425	—	—	2,281,425
Short-Term Investments
Money Market Funds	1,505,043	—	—	1,505,043

Total Investments	$276,929,536	$—	$3,436,551	$280,366,087

RMR Real Estate Income Fund
Notes to Financial Statements – continued

June 30, 2016 (unaudited)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stocks

Other

Balance as of December 31, 2015	$—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Purchases	—
Sales	—
Transfers into Level 3	3,436,551
Transfers out of Level 3	—

Balance as of June 30, 2016	$3,436,551

Net change in unrealized appreciation (depreciation) from investments still held as of June 30, 2016 is:	$—

6.     Securities Transactions and Investment Income

The Fund records securities transactions on a trade date basis, dividend income on the ex-dividend date and any non-cash dividends at the fair market value of the securities received. The Fund uses the accrual method for recording interest income, including accretion of original issue discount, where applicable, and accretion of discount on short term investments and identified cost basis for realized gains and losses from securities transactions.

7.     Taxes

The Fund has qualified and intends to qualify in the future as a "regulated investment company" and to comply with the applicable provisions of subchapter M of the Internal Revenue Code of 1986, as amended, so that it will generally not be subject to U.S. federal income tax. However, the Fund may be subject to a 4% excise tax to the extent it does not distribute substantially all of its taxable earnings each year.

The Fund has adopted the provisions of the Topic of the Financial Accounting Standards Board Accounting Standard Codification, or ASC 740. ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. At June 30, 2016, the Fund did not have any unrecognized tax positions. Each of the tax years in the four year period ended December 31, 2015 remains subject to examination by the Internal Revenue Service. During the six months ended June 30, 2016, the Fund did not incur any tax related interest or penalties.

8.     Distributable Earnings

The Fund earns income, net of expenses, on its investments. It is the policy of the Fund to pay a level distribution amount to common shareholders on a quarterly basis if, when and in such amounts as may

RMR Real Estate Income Fund
Notes to Financial Statements – continued

June 30, 2016 (unaudited)

be determined by the Fund's board of trustees in its discretion in light of such factors as may be considered by the board of trustees, which may include market and economic conditions, and subject to compliance with applicable law, the Fund's Agreement and Declaration of Trust, the Fund's bylaws, the Fund's revolving credit agreement, described in Note F, and other factors. This policy is not fundamental and may be changed by the Fund's board of trustees without shareholder approval. The Fund's distributions to its common shareholders are recorded on the ex-dividend date. The Fund's distributions to its common shareholders may consist of ordinary income (net investment income and short term capital gains), long term capital gains or return of capital. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carry forwards, it is the policy of the Fund not to distribute such gains. Distributions to preferred shareholders are determined as described in Note D.

The Fund has substantial investments in real estate investment trusts, or REITs, which are generally not subject to federal income taxes. Distributions that the Fund receives from REITs are classified for U.S. federal income tax purposes as ordinary income, capital gain income or return of capital by the REITs that make these distributions to the Fund. However, it is not possible for the Fund to characterize distributions received from REITs during interim periods because the REIT issuers do not report their tax characterizations until subsequent to year end. Final characterization of the Fund's 2016 distributions to common shareholders is also dependent upon the magnitude or timing of the Fund's securities transactions prior to year end. Therefore, it is likely that some portion of the Fund's 2016 investment income and distributions to common shareholders will be recharacterized as long term capital gain and return of capital for financial statement and U.S. federal income tax purposes subsequent to year end and reflected accordingly in the Fund's year end financial statements. Though it is permitted to do so and may in the future elect to do so if its board of trustees determines it to be in the best interests of the Fund and its shareholders, the Fund does not generally expect to make distributions to common shareholders in excess of its dividends received less its operating expenses, interest expense and distributions to preferred shareholders.

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. Effective for taxable years beginning after December 22, 2010, the Regulated Investment Company Modernization Act of 2010, or the Modernization Act, changed the capital loss carry forward rules. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At December 31, 2015, the Fund had post-enactment accumulated capital loss carryovers which can be used to offset certain future realized long term capital gains of $3,354,221.

As of December 31, 2015, the Fund had pre-enactment accumulated capital loss carryforwards, subject to the eight-year carryforward period and possible expiration of $25,437,668, of which $20,199,339 expires in 2016, $3,686,456 expires in 2017 and $1,551,873 expires in 2018.

RMR Real Estate Income Fund
Notes to Financial Statements – continued

June 30, 2016 (unaudited)

Although subject to adjustments, the cost, gross unrealized appreciation and unrealized depreciation of the Fund's investments for federal income tax purposes as of June 30, 2016, are as follows:

Cost	$225,170,849

Gross unrealized appreciation	$67,304,537
Gross unrealized depreciation	(12,109,299)

Net unrealized appreciation	$55,195,238

The $1,155,757 difference between the financial reporting cost basis and tax cost basis and unrealized appreciation/depreciation of the Fund's investments is due to wash sales of portfolio investments.

9.     Concentration, Interest Rate and Illiquidity Risk

Under normal market conditions, the Fund's investments are concentrated in income producing common shares, preferred shares and debt securities, including convertible preferred and debt securities, issued by real estate companies, including REITs. The value of the Fund's shares may fluctuate more than the shares of a fund not concentrated in the real estate industry due to economic, legal, regulatory, technological or other developments affecting the United States real estate industry.

The value of certain dividend and interest paying securities in the Fund's portfolio could be affected by interest rate fluctuations. Generally, when market interest rates fall, the values of dividend and interest paying securities rise, and vice versa. Interest rate risk is the risk that the securities in the Fund's portfolio will decline because of increases in market interest rates. The prices of long term securities fluctuate more than prices of shorter term securities as interest rate change. These risks may be greater in the current market environment because certain interest rates are near historically low levels.

The Fund may invest in illiquid or less liquid securities or securities in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also impact the market price of securities, thereby adversely affecting the Fund's net asset value and ability to make dividend distributions. The financial markets in general have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some securities could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time.

Additionally, periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside of the United States. Such conditions could result in greater price volatility, less liquidity, widening credit spreads and lack of price transparency, and many securities could become illiquid and of uncertain value. Such market conditions may make valuation of some of the Fund's securities uncertain and/or result in sudden and significant valuation increases or declines in its holdings. If there is a significant decline in the value of

RMR Real Estate Income Fund
Notes to Financial Statements – continued

June 30, 2016 (unaudited)

the Fund's portfolio, this may impact the asset coverage levels for the Fund's outstanding leverage, and impair the Fund's ability to pay distributions and achieve its investment objectives.

Note B

Advisory and Administration Agreements and Other Transactions with Affiliates; Other Agreements

The Fund has an investment advisory agreement with RMR Advisors LLC (formerly RMR Advisors, Inc.), or RMR Advisors, to provide the Fund with a continuous investment program, to make day to day investment decisions and to generally manage the business affairs of the Fund in accordance with its investment objectives and policies. Pursuant to the agreement, RMR Advisors is compensated at an annual rate of 0.85% of the Fund's average daily managed assets. Managed assets means the total assets of the Fund less liabilities other than any indebtedness entered into for purposes of leverage. Thus, for purposes of calculating managed assets, the Fund's revolving credit facility and the liquidation preference of the Fund's preferred shares are not considered a liability or are considered indebtedness entered into for purposes of leverage. The Fund incurred advisory fees of $1,092,530 for the six months ended June 30, 2016.

RMR Advisors also performs administrative functions for the Fund pursuant to an administration agreement with the Fund. RMR Advisors has entered into a subadministration agreement with State Street Bank and Trust Company, or State Street, to perform substantially all fund accounting and other administrative services for the Fund. Under the administration agreement, RMR Advisors is entitled to reimbursement of the cost of providing administrative services. The Fund reimbursed RMR Advisors $37,803 for subadministrative fees charged by State Street for the six months ended June 30, 2016.

Each trustee who is not a director, officer or employee of RMR Advisors, and who is not an "interested person" of the Fund, as defined under the 1940 Act, is considered to be a "disinterested trustee". Disinterested trustees are each paid by the Fund an annual retainer plus attendance fees for board and committee meetings. The Fund incurred trustee fees and expenses of $19,891 during the six months ended June 30, 2016.

The Fund's board of trustees, and separately the disinterested trustees, has authorized the Fund to make payments to RMR Advisors for costs related to the Fund's compliance and internal audit programs. The Fund incurred compliance and internal audit expenses of $66,552, which includes the Fund's allocated portion of the salary of its chief compliance officer and director of internal audit as well as compliance and internal audit related costs, during the six months ended June 30, 2016.

The Fund has retained Destra Capital Investments LLC, or Destra, to provide investor support services in connection with the ongoing operation of the Fund. Such services include providing ongoing contact with respect to the Fund and its performance with financial advisors that are representatives of broker dealers and other financial intermediaries, communicating with the NYSE MKT specialist for the Fund's common shares, and with the closed end fund analyst community regarding the Fund on a regular basis. The Fund pays Destra a services fee in an annual amount equal to 0.05% of the Fund's average daily managed assets. The terms of this agreement were in effect for an initial period of six months beginning December 14, 2012, and continues thereafter for successive one year periods unless

RMR Real Estate Income Fund
Notes to Financial Statements – continued

June 30, 2016 (unaudited)

the Fund terminates the agreement. This agreement currently remains in effect. The Fund paid Destra $64,266 for these services for the six months ended June 30, 2016.

Note C

Securities Transactions

Cost of purchases and proceeds from sales of investments, excluding short-term securities, and brokerage commissions on these transactions during the six months ended June 30, 2016, were as follows:

Purchases(1)	Sales(1)	Brokerage Commissions
$14,703,278	$12,811,612	$2,784

(1)
Includes the cost of brokerage commissions the Fund paid for purchases and sales of securities of $2,408 and $376, respectively.

Note D

Preferred Shares

The Fund has issued 64 Series M, 438 Series T, 47 Series W, 91 Series Th and 27 Series F auction preferred shares with a total liquidation preference of $16,675,000. The preferred shares are senior to the Fund's common shares and rank on parity with each other class or series of preferred shares of the Fund as to the payment of periodic distributions, including distribution of assets upon liquidation. If the Fund does not timely cure a failure to (1) maintain asset coverage for the preferred shares as required by any applicable rating agency rating the Fund's preferred shares, or (2) maintain "asset coverage", as defined in the 1940 Act, of at least 200%, the preferred shares will be subject to mandatory and/or optional redemption in accordance with the terms of such preferred shares contained in the Fund's bylaws in an amount equal to their liquidation preference plus accumulated but unpaid distributions. The holders of the preferred shares have per share voting rights equal to the per share voting rights of the holders of the Fund's common shares and generally vote together with the holders of the common shares as a single class; however, holders of the preferred shares, voting as a separate class, also are entitled to elect two of the Fund's trustees. The Fund pays distributions on the preferred shares at a rate set at auctions held for each series of preferred shares generally every seven days. Distributions are generally payable every seven days. The annualized preferred share distribution rate for each series was as follows as of June 30, 2016.

Series	Rate	Date of Auction
Series M	2.000%	06/27/2016
Series T	2.000%	06/28/2016
Series W	2.000%	06/29/2016
Series Th	2.000%	06/30/2016
Series F	2.000%	06/24/2016

RMR Real Estate Income Fund
Notes to Financial Statements – continued

June 30, 2016 (unaudited)

To date, no auctions for preferred securities of the Fund have failed to attract sufficient clearing bids (such auctions are commonly referred to as "failed" auctions). However, RBC Capital Markets, LLC, an affiliate of the Fund's lead broker dealer for its preferred securities, has from time to time acquired for its own account a portion of the Fund's preferred securities in the auctions, which at times have constituted a substantial portion of the Fund's preferred securities and it may from time to time continue to purchase the Fund's preferred securities in the auctions for its own account, including possibly acquiring all or substantially all of such preferred securities. According to the Royal Bank of Canada's (the parent company of RBC Capital Markets, LLC) Schedule 13G filings, as of June 30, 2016, it owned, in the aggregate, 559 shares of the Fund's issued and outstanding preferred shares, or 83.81% of the Fund's issued and outstanding preferred shares. If RBC Capital Markets, LLC had not been a purchaser of preferred securities in the Fund's auctions, some auctions likely would have failed and holders of the Fund's preferred shares would not have been able to sell their preferred shares in some auctions. There can be no assurance that RBC Capital Markets, LLC or any other of its affiliates will purchase the Fund's preferred shares in any future auction of the Fund's preferred securities in which demand is insufficient for holders of the Fund's preferred shares to sell all offered preferred shares, or that the Fund will not have any auction for its preferred securities fail. If an auction of the Fund's preferred shares should fail, the dividend rate for the next succeeding dividend period is set according to a pre-determined formula, and the resulting rate may be higher than the rate which the Fund would otherwise pay as a result of a successful auction. If an auction fails, holders of the Fund's preferred shares may not be able to sell their preferred shares in that auction. If auctions for the Fund's preferred shares fail, or if market conditions generally frustrate the Fund's ability to enhance investment results through the investment of capital attributable to its outstanding preferred shares, such factors may cause the Fund to change the form and/or amount of investment leverage used by the Fund and may result in the Fund realizing reduced investment returns.

The Fund actively manages compliance with asset coverage and other financial ratio requirements applicable to the preferred shares. In order to facilitate compliance with such requirements, and without further notice of its intention to do so, the Fund may from time to time purchase or otherwise acquire its outstanding preferred shares in the open market, in other nondiscriminatory secondary market transactions, pursuant to tender offers or other offers to repurchase preferred shares, or in other permissible purchase transactions, and also may from time to time call or redeem preferred shares in accordance with their terms.

Note E

Capital Share Transactions

As of June 30, 2016, 7,651,507 common shares, $.001 par value per share, were issued and outstanding. The Fund had no capital stock transactions during the six months ended June 30, 2016.

RMR Real Estate Income Fund
Notes to Financial Statements – continued

June 30, 2016 (unaudited)

Note F

Revolving Credit Facility

The Fund has a $60,000,000 revolving credit facility, or the Facility, with BNP Paribas Prime Brokerage Inc., or BNPP. The Facility has a 270-day rolling term that resets daily; however, if the Fund fails to satisfy certain NAV requirements, the Facility may convert to a 60-day rolling term that resets daily. Effective March 16, 2016, the Fund is required to pay interest on outstanding borrowings under the Facility at an annual rate of three months LIBOR (one month LIBOR prior to March 16, 2016) plus 95 basis points. In addition, in the event the long term credit rating of BNP Paribas, the parent company of BNPP, declines three or more levels below its highest rating by any of Standard & Poor's Rating Services, Moody's Investor Service, Inc. or Fitch Ratings, Ltd. on March 16, 2016, BNPP shall have the option to terminate the Facility immediately upon notice. The Fund pays a facility fee of 55 basis points per annum on the unused portion, if any, of the Facility. The Fund is required to pledge portfolio securities as collateral equal to a minimum of 200%, and up to a maximum amount of 250%, of the loan balance outstanding and has granted a security interest in the securities pledged to, and in favor of, BNPP as security for the loan balance outstanding. As of June 30, 2016, the Fund has pledged portfolio securities with a market value of $144,030,483 as collateral for the Facility. During the six months ended June 30, 2016, the Fund had no unused portion of the facility and did not pay a facility fee. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the Facility, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the Facility, which may require the Fund to sell portfolio securities at potentially inopportune times if other financing is not then available to the Fund on acceptable terms.

The Facility also permits, subject to certain conditions, BNPP to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive dividends and interest on rehypothecated securities. The Fund also has the right under the Facility to recall the rehypothecated securities from BNPP on demand. If BNPP fails to deliver the recalled security in a timely manner, the Fund will be compensated by BNPP for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by BNPP, the Fund, upon notice to BNPP, may reduce the loan balance outstanding by the amount of the recalled security failed to be returned. The Fund will receive a portion of the fees earned by BNPP in connection with the rehypothecation of portfolio securities. As of June 30, 2016, the aggregated value of rehypothecated securities was $57,605,386. Those rehypothecated securities were included among the portfolio securities pledged by the Fund as collateral for the facility. During the six months ended June 30, 2016, the Fund earned $14,371 in fees from rehypothecated securities.

As of June 30, 2016, the Fund had outstanding borrowings of $60,000,000 under the Facility. During the six months ended June 30, 2016, the average outstanding daily balance under the Facility was $60,000,000 at a weighted average borrowing cost of 1.50%.

RMR Real Estate Income Fund

Brokerage Policy

Subject to the supervision of the board of trustees, the Advisor is authorized to employ such securities brokers and dealers for the purchase and sale of Fund assets and to select the brokerage commission rates at which such transactions are effected. In selecting brokers or dealers to execute transactions for the Fund, the Advisor seeks the best execution available, which may or may not result in paying the lowest available brokerage commission or lowest spread. In so doing, the Advisor considers all factors it believes are relevant to obtaining best execution, including such factors as: the best price available; the reliability, integrity and financial condition of the broker; the size of and difficulty in executing the order; the value of the expected contribution of the broker; and the scope and quality of research it provides.

The Advisor may select brokers that furnish it or its affiliates or personnel, directly or through third party or correspondent relationships, with research or brokerage services which provide, in its view, appropriate assistance to it in the investment decision making or trade execution processes. Such research or brokerage services may include, without limitation and to the extent permitted by applicable law: research reports on companies, industries and securities; economic and financial data; financial publications; and broker sponsored industry conferences. Research or brokerage services obtained in this manner may be used in servicing any of the Advisor's or its affiliates' clients. Such products and services may disproportionately benefit one client relative to another client based on the amount of brokerage commissions paid by such client and such other clients, including the Fund. To the extent that the Advisor uses commission dollars to obtain research or brokerage services, it will not have to pay for those products and services itself. The Advisor may use any such research for the benefit of all or any of its or its affiliates' clients and not just those paying for it.

The Advisor may endeavor, subject to best execution, to execute trades through brokers who, pursuant to such arrangements, provide research or brokerage services in order to ensure the continued receipt of research or brokerage services it believes are useful in its decision making or trade execution processes.

The Advisor may pay, or be deemed to have paid, commission rates higher than it could have otherwise paid in order to obtain research or brokerage services. Such higher commissions would be paid in accordance with Section 28(e) of the Securities Exchange Act of 1934, which requires the Advisor to determine in good faith that the commission paid is reasonable in relation to the value of the research or brokerage services provided. The Advisor believes that using commission dollars to obtain the type of research or brokerage services mentioned above enhances its investment research and trading processes, thereby increasing the prospect for higher investment returns. Because of this, and the low absolute dollar amount that any such higher commissions typically represent, the Advisor believes that the risk of a material conflict of interest developing is limited and will not affect the portfolio managers' professional judgment in managing the Fund's account.

Privacy Notice

The Fund recognizes and respects the privacy of its prospective, current, inactive and former shareholders, including you, and takes precautions to maintain the privacy of your "nonpublic personal information." This notice is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why in certain cases the Fund shares that information with select parties.

What information the Fund collects and shares:

The Fund collects and shares "nonpublic personal information" about you and your financial transactions with the Fund. For example, such information may include, without limitation, your social security number, account balance, bank account information, purchase history and transaction history.

The Fund collects this information from the following sources:

The Fund collects your nonpublic personal information from different sources, including the following:

  •
  Information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents;

  •
  Information about your transactions with us, our affiliates or other third parties such as our service providers; and

How the Fund shares your information:

The Fund does not sell your name or other information about you to anyone, nor does it share your information with affiliates and other third parties for marketing purposes. The Fund does not disclose nonpublic personal information about its shareholders except to its affiliates and certain service providers, such as the Fund's subadministrator, transfer agent, attorneys and other financial or non financial service providers, for the Fund's business purposes or as permitted by law. For example, the Fund may disclose your nonpublic personal information:

  •
  To government entities, in response to subpoenas, court orders, legal investigations and regulatory authorities, or to comply with laws or regulations.

  •
  When you direct the Fund to do so or consent to the disclosure (unless and until you revoke your direction or consent).

  •
  To approve or maintain your account.

  •
  To process transactions related to your investment in the Fund.

  •
  To administer the Fund and process its transactions.

  •
  To protect against actual or potential fraud, unauthorized transactions, claims or other liability.

  •
  In connection with disputes or litigation between the Fund and you.

How the Fund protects your information:

The Fund conducts its business through trustees, officers and third parties that provide services pursuant to agreements with the Fund (for example, the service providers described above). The Fund has no employees. The Fund restricts access to your nonpublic personal information to those persons who need to know that information in order to provide services to you or the Fund. The Fund maintains physical, electronic and procedural safeguards that comply with federal and state standards to guard your nonpublic personal information. When disclosing your information to affiliates and other nonaffiliated third parties, the Fund will require these companies to protect the confidentiality and security of your nonpublic personal information and to use that information only for its intended purpose.

Customers of financial intermediaries:

Please note that if you hold shares of the Fund through a financial intermediary such as a broker dealer, bank or trust company and that intermediary, not you, is the record owner of your shares, then the privacy policy of your financial intermediary will govern how your nonpublic personal information collected by that intermediary may be shared by that intermediary.

Questions?

If you have any questions concerning this privacy notice, please contact Investor Relations at 617-796-8253.

Proxy Voting Policies and Procedures

A description of the policies and procedures that are used to vote proxies relating to the Fund's portfolio securities is available: (1) without charge, upon request, by calling us at (866) 790-8165; and (2) as an exhibit to the Fund's annual report on Form N-CSR, which is available on the website of the U.S. Securities and Exchange Commission (the "Commission") at http://www.sec.gov. Information regarding how the Fund voted proxies relating to the Fund's portfolio securities during the most recent 12-month period ended June 30 is available: (1) without charge, on request, by calling us at (866) 790-8165; or (2) by visiting the Commission's website at http://www.sec.gov and accessing the Fund's Form N-PX.

Procedures for the Submission of Confidential and Anonymous Concerns or Complaints about Accounting, Internal Accounting Controls or Auditing Matters

The Fund is committed to compliance with all applicable securities laws and regulations, accounting standards, accounting controls and audit practices and has established procedures for handling concerns or complaints about accounting, internal accounting controls or auditing matters. Any shareholder or other interested party who desires to communicate with our independent trustees or any other trustees, individually, or as a group, may do so by filling out a report at the "Corporate Governance" section of our website (http://www.rmrfunds.com), by calling our toll free confidential message system at (866) 511-5038, or by writing to the party for whom the communication is intended, care of Secretary, RMR Funds, Two Newton Place, 255 Washington Street, Suite 300, Newton, MA 02458. Communications will be delivered to the appropriate party or parties.

Portfolio Holdings Reports

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q, which is available on the Commission's website at http://www.sec.gov. The Fund's Form N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The Fund provides additional data on its website at http://www.rmrfunds.com.

Certifications

The Fund's principal executive officer and principal financial officer certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 and filed with the Fund's Forms N-CSR and N-Q are available on the Commission's website at http://www.sec.gov.

Submission of Proposals to a Vote of Shareholders

The annual meeting of shareholders of the Fund was held on April 14, 2016. The following is a summary of the proposals submitted to shareholders for vote at the meeting and votes cast.

Proposal	Votes for	Votes against	Votes abstained
Preferred Shares
Election of Barry M. Portnoy as trustee until the 2019 annual meeting	574	1	—
Common and Preferred Shares
Election of Arthur G. Koumantzelis as trustee until the 2019 annual meeting	6,065,037.246	567,326.596	71,855.044

In addition to the two trustees who were elected at the annual meeting, as noted above, the following other trustees continued in office after the Fund's annual meeting: Adam D. Portnoy, John L. Harrington and Jeffrey P. Somers. Effective June 30, 2016, Arthur G. Koumantzelis resigned from the Board. Joseph L. Morea was elected as an Independent Trustee of RIF to fill the vacancy created by Mr. Koumantzelis's retirement. Mr. Morea's election as an Independent Trustee was effective upon Mr. Koumantzelis's retirement.

RMR Real Estate Income Fund

Dividend Reinvestment Plan

The board of trustees of the Fund has adopted a Dividend Reinvestment and Cash Purchase Plan, or the Plan, sometimes referred to as an opt-out plan. You will have all your cash distributions invested in common shares automatically unless you elect to receive cash. As part of the Plan, you will have the opportunity to purchase additional common shares by submitting a cash payment for the purchase of such shares, or the Cash Purchase Option. Your cash payment, if any, for the additional shares may not exceed $10,000 per quarter, per Plan and must be for a minimum of $100 per quarter. Wells Fargo Bank N.A. is the plan agent and paying agent for the Plan. The plan agent will receive your distributions and additional cash payments under the Cash Purchase Option and either purchase common shares in the open market for your account or directly from the Fund. If you elect not to participate in the Plan, you will receive all cash distributions in cash paid by check mailed to you (or, generally, if your shares are held in street name, to your broker) by the paying agent.

The number of common shares of the Fund you will receive if you do not opt out of a Plan will be determined as follows:

(1)
If, on a distribution payment date for the Fund, the market price per common share plus estimated per share brokerage commissions applicable to an open market purchase of common shares is below the NAV per common share on that payment date, the plan agent will receive the distribution in cash and, together with your additional cash payments, if any, will purchase common shares of the Fund in the open market, on the NYSE MKT or elsewhere, for your account prior to the next ex-dividend date (or 60 days after the distribution payment date, whichever is sooner). It is possible that the market price for the Fund's common shares may increase or decrease before the plan agent has completed its purchases. Therefore, the average purchase price per share paid by the plan agent may be higher or lower than the market price at the time of valuation, resulting in the purchase of fewer or more shares than if the distribution had been paid to you in common shares newly issued by the Fund. In the event it appears that the plan agent will not be able to complete the open market purchases prior to the next ex-dividend date, the Fund will determine whether to issue the remaining shares, with the number of shares to be issued determined based on a price equal to the greater of (i) NAV per common share at the time of purchase or (ii) 100% of the per common share market price at the time of purchase. Interest will not be paid on any uninvested amounts.

(2)
If, on the distribution payment date for the Fund, the market price per common share plus estimated per share brokerage commissions applicable to an open market purchase of common shares is at or above the NAV per common share on that payment date, the Fund will issue new shares for your account, with the number of shares to be issued determined based on a price equal to the greater of (i) NAV per common share on that payment date or (ii) 95% of the per common share market price on that payment date.

(3)
The plan agent maintains all shareholder accounts in the Plan (including all shares purchased under the Cash Purchase Option) and provides written confirmation of all transactions in the accounts, including information you may need for tax records. Common shares in your account will be held by the plan agent in non-certificated form. Any proxy you receive will include all common shares you have received or purchased under the Plan.

You may withdraw from the Plan at any time by giving written notice to the plan agent. If you withdraw or the Plan is terminated, the plan agent will transfer the shares in your account to you

(which may include a cash payment for any fraction of a share in your account). If you wish, the plan agent will sell your shares and send you the proceeds, minus brokerage commissions to be paid by you.

The plan agent is not authorized to make any purchases of shares for your account if doing so will result in your owning shares in excess of 9.8% of the total shares outstanding in the Fund. Dividends or Cash Purchase Option payments which may result in such prohibited transactions will be paid to you in cash.

The plan agent's administrative fees will be paid by the Fund. There will be no brokerage commission charged with respect to common shares issued directly by the Fund. Each participant will pay a pro rata share of brokerage commissions incurred by the plan agent when it makes open market purchases of the Fund's shares pursuant to the Plan including the Cash Purchase Option.

The Fund may amend or terminate its Plan or the Cash Purchase Option if its board of trustees determines the change is appropriate. However, no additional charges will be imposed upon participants by amendment to the Plan except after prior notice to participants.

Participation in the Plan will not relieve you of any federal, state or local income tax that may be payable (or required to be withheld) as a result of distributions you receive which are credited to your account under the Plan rather than paid in cash. Automatic reinvestment of distributions in the Fund's common shares will not relieve you of tax obligations arising from your receipt of that Fund's distributions even though you do not receive any cash.

All correspondence* about the Plan should be directed to Wells Fargo Shareowner Services, P.O. Box 64856, St. Paul, MN 55164-0856 or by telephone at 1-866-877-6331 and by overnight mail to Wells Fargo Bank N.A., 1110 Centre Point Curve, Suite 101, Mendota Heights, MN 55120-4100.

*
Shareholders who hold shares of the Fund in "street name", that is, through a broker, financial advisor or other intermediary, should not contact the Administrator with Plan correspondence, opt-out cash purchase option or other requests. If you own your shares in street name, you must instead contact your broker, financial advisor or intermediary.

Trustees and Officers

Name, Address and Year of Birth.(1)	Position held with the Fund, current term and length of time served.(2)	Principal occupation(s) or employment in past 5 years and other public company directorships held by Trustee in past 5 years.	Number of portfolios in fund complex overseen by Trustee.(3)
Interested Trustees(4)
Barry M. Portnoy(5) (1945)	Class III Managing Trustee to serve until 2019; Portfolio Manager of the Fund; since 2003
		Director and Vice President of the Advisor since 2002 and Chairman of the Advisor since 2015; Managing Director of The RMR Group Inc. since 2015; Chairman of The RMR Group LLC (formerly known as Reit Management & Research LLC) ("RMR LLC") since 1998 and Director of RMR LLC from 1986 until 2015; Managing Trustee of Hospitality Properties Trust since 1995; Managing Trustee of Senior Housing Properties Trust since 1999; Managing Director of Five Star Quality Care, Inc. since 2001; Managing Director of TravelCenters of America LLC since 2006; Managing Trustee of Government Properties Income Trust since 2009; Managing Trustee of Select Income REIT since 2011; and Managing Trustee of Equity Commonwealth (formerly CommonWealth REIT) from 1986 to 2014.	1
Adam D. Portnoy(5) (1970)	Class II Managing Trustee to serve until 2018; Portfolio Manager of the Fund; since 2007 (Class II Trustee since 2009)
		President and Director of the Advisor since 2007 and Chief Executive Officer of the Advisor since 2015; Managing Director, President and Chief Executive Officer of The RMR Group Inc. since 2015; President and Chief Executive Officer of RMR LLC since 2005 and Director of RMR LLC from 2005 to 2015; President and Chief Executive Officer of the Fund from 2007 to 2015; Managing Trustee of Hospitality Properties Trust since 2007; Managing Trustee of Senior Housing Properties Trust since 2007; Managing Trustee of Government Properties Income Trust since 2009 (President from 2009 to 2011); Managing Trustee of Select Income REIT since 2011; and Managing Trustee of Equity Commonwealth (formerly CommonWealth REIT) from 2006 to 2014 (President from 2011 to 2014).	1

(1)
The business address of each trustee is Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

(2)
Includes length of time served as a trustee of the Fund's predecessor funds.

(3)
RMR Funds is a fund complex consisting of the Fund.

(4)
"Interested Trustees" are trustees who are "interested persons" of the Fund within the meaning of the 1940 Act. Mr. Barry Portnoy and Mr. Adam Portnoy are each an "interested person", as defined by the 1940 Act, of the Fund as a result of their ownership interests in, and current positions with, RMR Advisors LLC, the Fund's investment adviser, The RMR Group LLC (the parent of RMR Advisors LLC), and The RMR Group Inc. (the ultimate parent company of RMR Advisors LLC).

(5)
Adam D. Portnoy is the son of Barry M. Portnoy, an Interested Trustee of the Fund.

Name, Address and Year of Birth.(1)	Position held with the Fund, current term and length of time served.(2)	Principal occupation(s) or employment in past 5 years and other public company directorships held by Trustee in past 5 years.	Number of portfolios in fund complex overseen by Trustee.(3)
Independent Trustees
John L. Harrington (1936)	Class I Independent Trustee to serve until 2017; since 2003
		Trustee of the Yawkey Foundation (a charitable foundation) since 1982 (Chairman of the Board from 2002 to 2003 and since 2007) and Executive Director of the Yawkey Foundation from 1982 to 2006; Trustee of the JRY Trust (a charitable trust) from 1982 through 2009; President of Boston Trust Management Corp. from 1981 to 2006; Chief Executive Officer and General Partner of the Boston Red Sox Baseball Club from 1986 to 2002 and Vice President and Chief Financial Officer prior to that time; Principal of Bingham McCutchen Sports Consulting LLC from 2007 to 2008; Independent Trustee of Hospitality Properties Trust since 1995; Independent Trustee of Senior Housing Properties Trust since 1999; and Independent Trustee of Government Properties Income Trust since 2009.	1

(1)
The business address of each trustee is Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

(2)
Includes length of time served as a trustee of the Fund's predecessor funds.

(3)
RMR Funds is a fund complex consisting of the Fund.

Name, Address and Year of Birth.(1)	Position held with the Fund, current term and length of time served.(2)	Principal occupation(s) or employment in past 5 years and other public company directorships held by Trustee in past 5 years.	Number of portfolios in fund complex overseen by Trustee.(3)
Jeffrey P. Somers (1943)	Class II Independent Trustee to serve until 2018; since 2009	Of Counsel, Morse, Barnes-Brown & Pendleton, P.C. (law firm) since 2010 (Equity Member from 1995 to 2009 and Managing Member); Director of Cantella Management Corp. (holding company for Cantella & Co., Inc., a Securities and Exchange Commission registered broker dealer) from 2002 until January 2014, when the company was acquired by a third party; Independent Trustee of Senior Housing Properties Trust since 2009; Independent Trustee of Government Properties Income Trust since 2009; Independent Trustee of Select Income REIT since 2012; and Trustee of Pictet Funds (1995-2001).	1
Joseph L. Morea(4) (1955)	Class III Independent Trustee to serve until 2019; since 2016	Independent Director of TravelCenters of America LLC since 2015; Independent Trustee of THL Credit Senior Loan Fund since 2013; Independent Trustee of Eagle Growth and Income Fund since 2015; Independent Director of Garrison Capital Inc. (a business development company) since 2015; Independent Trustee of Equity Commonwealth (2012-2014); and Vice Chairman and Managing Director, serving as head of U.S. Equity Capital Markets, at RBC Capital Markets (2003 - 2012).	1

(1)
The business address of each trustee is Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

(2)
Includes length of time served as a trustee of the Fund's predecessor funds.

(3)
RMR Funds is a fund complex consisting of the Fund.

(4)
Joseph L. Morea was elected as an Independent Trustee of RIF effective upon the retirement of Arthur G. Koumantzelis, a former Independent Trustee of RIF, on June 30, 2016.

Name, Address and Year of Birth.(1)	Position held with the Fund, current term and length of time served.(2)	Other principal occupation(s) in past 5 years.	Number of portfolios in fund complex overseen by Officer.(3)
Executive Officers
Fernando Diaz (1968)	President (serves at the discretion of the Board); Senior Portfolio Manager of the Fund; since 2015	Vice President and Portfolio Manager of the Fund from 2007 to 2015; Vice President of the Advisor since 2007; Senior REIT Analyst and Assistant Portfolio Manager, State Street Global Advisors/The Tuckerman Group from 2001 to 2006; and Senior REIT Analyst and Assistant Portfolio Manager, GID Securities, LLC from 2006 to 2007.	1
Mark L. Kleifges (1960)	Treasurer and Chief Financial Officer (serves at the discretion of the Board); since 2003	Treasurer and Chief Financial Officer of the Advisor since 2004; Executive Vice President of RMR LLC since 2008; Chief Financial Officer and Treasurer of Hospitality Properties Trust since 2002; and Chief Financial Officer and Treasurer of Government Properties Income Trust since 2011.	1
Jennifer B. Clark (1961)	Secretary and Chief Legal Officer (serves at the discretion of the Board); since 2002
		Director of the Advisor since 2015 and Secretary or Clerk and Vice President of the Advisor since 2002; Executive Vice President, General Counsel and Secretary of The RMR Group Inc. since 2015; Secretary of RMR LLC since 2015; Executive Vice President and General Counsel of RMR LLC since 2008; Secretary of Hospitality Properties Trust since 2008; Secretary of Senior Housing Properties Trust since 2008; Secretary of Five Star Quality Care, Inc. since 2012; Secretary of TravelCenters of America LLC since 2007; Secretary of Government Properties Income Trust since 2009; Secretary of Select Income REIT since 2011; and Secretary of Equity Commonwealth (formerly CommonWealth REIT) from 2008 to 2014.	1

(1)
The business address of each executive officer is Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

(2)
Includes length of time served as an officer of the Fund's predecessor funds.

(3)
RMR Funds is a fund complex consisting of the Fund.

Name, Address and Year of Birth.(1)	Position held with the Fund, current term and length of time served.(2)	Other principal occupation(s) in past 5 years.	Number of portfolios in fund complex overseen by Officer.(3)
Vern D. Larkin (1970)	Chief Compliance Officer (serves at the discretion of the Board) and Director of Internal Audit (serves at the discretion of the Audit Committee); since 2012	Chief Compliance Officer of the Advisor since 2012; Director of Internal Audit of The RMR Group Inc. since 2015; Director of Internal Audit of Hospitality Properties Trust, Senior Housing Properties Trust, Government Properties Income Trust, Select Income REIT, Five Star Quality Care, Inc. and TravelCenters of America LLC since 2012; Vice President, General Counsel and Secretary of Five Star Quality Care, Inc. from 2011 to 2012; Senior Vice President of RMR LLC from 2011 to 2012; attorney at Skadden, Arps, Slate, Meagher & Flom LLP from 1998 to 2011; and Director of Internal Audit of Equity Commonwealth (formerly CommonWealth REIT) from 2012 to 2014.	1

(1)
The business address of each executive officer is Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

(2)
Includes length of time served as a trustee of the Fund's predecessor funds.

(3)
RMR Funds is a fund complex consisting of the Fund.

WWW.RMRFUNDS.COM

Item 2.    Code of Ethics.

        The information is only required for the annual report on Form N-CSR.

Item 3.    Audit Committee Financial Expert.

        The information is only required for the annual report on Form N-CSR.

Item 4.    Principal Accountant Fees and Services.

        The information is only required for the annual report on Form N-CSR.

Item 5.    Audit Committee of Listed Registrants.

        The information is only required for the annual report on Form N-CSR.

Item 6.    Investments.

        The information required under Item 6 is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

        The information is only required for the annual report on Form N-CSR.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies.

        The information is only required for the annual report on Form N-CSR.

Item 9.    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

        During the six months ended June 30, 2016, there were no purchases made by or on behalf of the registrant or any "affiliated purchaser" as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares of the registrant's equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10.    Submission of Matters to a Vote of Security Holders.

        There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K.

Item 11.    Controls and Procedures.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.    Exhibits.

(a)
(2) Certifications of principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(b)
Certifications of principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RMR REAL ESTATE INCOME FUND
By:
/s/ Fernando Diaz Fernando Diaz President Date: August 18, 2016

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/s/ Fernando Diaz Fernando Diaz President Date: August 18, 2016
By:
/s/ Mark L. Kleifges Mark L. Kleifges Treasurer Date: August 18, 2016

QuickLinks

  Item 1. Reports to Stockholders.
NOTICE CONCERNING INFORMATION CONTAINED IN THIS REPORT
NOTICE CONCERNING LIMITED LIABILITY
NOTICE CONCERNING LIMITATION ON SHARE OWNERSHIP
RMR Real Estate Income Fund Portfolio of Investments – June 30, 2016 (unaudited)
RMR Real Estate Income Fund Financial Statements
RMR Real Estate Income Fund Financial Highlights
RMR Real Estate Income Fund Notes to Financial Statements June 30, 2016 (unaudited)
  Item 2. Code of Ethics.
  Item 3. Audit Committee Financial Expert.
  Item 4. Principal Accountant Fees and Services.
  Item 5. Audit Committee of Listed Registrants.
  Item 6. Investments.
  Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
  Item 8. Portfolio Managers of Closed-End Management Investment Companies.
  Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
  Item 10. Submission of Matters to a Vote of Security Holders.
  Item 11. Controls and Procedures.
  Item 12. Exhibits.
SIGNATURES